UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 11, 2018

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Industrial Logistics Properties Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

On January 11, 2018, we priced an initial public offering, or IPO, of 20,000,000 common shares of beneficial interest, par value $.01 per share, or the Common Shares, at a price to the public of $24.00 per Common Share, for a total of $480.0 million in gross proceeds, and entered an underwriting agreement, or the Underwriting Agreement, among us, The RMR Group LLC, or RMR LLC, and UBS Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein, or the Representatives.

On January 17, 2018, we completed the issuance and sale of 20,000,000 Common Shares in the IPO for net proceeds of $435.9 million, after deducting the underwriting discounts and commissions and estimated expenses, including reimbursements to our parent, Select Income REIT, or SIR, for the costs SIR incurred in connection with our formation and the preparation for the IPO.  We set aside approximately $2 million of those net proceeds for working capital and used the balance of such proceeds to reduce the amount outstanding under our revolving credit facility.

The Common Shares issued and sold by us were offered pursuant to a Registration Statement on Form S-11 (File No. 333-221708), or the Registration Statement, for the IPO, initially filed by us with the Securities and Exchange Commission, or the SEC, on November 21, 2017, and which, as amended, was declared effective by the SEC on January 11, 2018.  The prospectus for the IPO, dated January 11, 2018, or the Prospectus, was filed with the SEC on January 16, 2018 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended, or the Securities Act.

In connection with the IPO, we entered into various agreements and arrangements, including the following:

Underwriting Agreement

On January 11, 2018, we, RMR LLC and the Representatives entered the Underwriting Agreement, providing for the offer and sale by us, and the purchase by the several underwriters named therein, of 20,000,000 Common Shares at a price to the public of $24.00 per Common Share. Pursuant to the Underwriting Agreement, we also granted the underwriters a 30 day option to purchase up to an additional 3,000,000 Common Shares to cover overallotments, if any.

The Underwriting Agreement contains customary representations, warranties and agreements of us and RMR LLC, and customary conditions to closing, obligations of the parties and termination provisions. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make because of any of those liabilities. Under the Underwriting Agreement, subject to certain exceptions, we may not, without the prior written approval of UBS Securities LLC, offer, sell, contact to sell, pledge, or otherwise dispose of, directly or indirectly, or hedge Common Shares or securities convertible into or exchangeable or exercisable for Common Shares for a period of 180 days after the date of the Prospectus. Among other things, pursuant to exceptions, we may issue Common Shares pursuant to our 2018 Equity Compensation Plan, or the 2018 Plan, as described below.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, or this Current Report, and incorporated into this Item 1.01 by reference.

Transaction Agreement

On January 17, 2018, we and SIR entered a transaction agreement, or the Transaction Agreement, to govern our future relationship with SIR. The following is a summary of the Transaction Agreement:

•                  our current assets and current liabilities were settled between SIR (for the periods ending on and before the closing of the IPO) and us (for periods ending after the closing of the IPO);

•                  SIR will indemnify us with respect to any of its liabilities, and we will indemnify SIR with respect to any of our liabilities, after giving effect to the settlement between us and SIR of our current assets and current liabilities; and

•                  we and SIR will cooperate to enforce the ownership limitations in our and its respective declaration of trust as may be appropriate to qualify for and maintain qualification for taxation as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, and otherwise to ensure each receives the economics of its assets and liabilities and to file future tax returns, including appropriate allocations of taxable income, expenses and other tax attributes.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On January 17, 2018, we and SIR entered a registration rights agreement, or the Registration Rights Agreement.  The Registration Rights Agreement grants SIR demand and piggyback registration rights, subject to certain limitations, with respect to the Common Shares owned by SIR, which SIR may exercise after the expiration of the 180 day lock up period that began on January 11, 2018.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report and incorporated into this Item 1.01 by reference.

Management Agreements

On January 17, 2018, we entered two management agreements with RMR LLC to provide management services to us: (1) a business management agreement which relates to our business generally and (2) a property management agreement which relates to our property level operations, or together, our Management Agreements. The terms of our Management Agreements are substantially similar to the terms of SIR’s management agreements with RMR LLC, including the terms related to the calculation of fees payable to RMR LLC and the length of those contracts.

The foregoing descriptions of our Management Agreements are not complete and are qualified in their entirety by reference to the full text of our Management Agreements, copies of which are filed as Exhibits 10.2 and 10.3 to this Current Report and incorporated into this Item 1.01 by reference.

Indemnification Agreements

On January 11, 2018, we entered indemnification agreements with each of our Trustees and officers, or, each, an Indemnitee. Our Managing Trustees are also SIR’s managing trustees, our President and Chief Operating Officer serves as the chief financial officer and treasurer of SIR and other Indemnitees include our non-executive officers and our Director of Internal Audit, who serve in similar capacities for SIR. These indemnification agreements require us, among other things, to indemnify the applicable Indemnitee against certain liabilities that may arise in connection with his or her status or service as one of our Trustees, officers or agents and to advance expenses incurred as a result of any proceeding for which such Indemnitee may be entitled to indemnification.

The foregoing description of these indemnification agreements is not complete and is qualified in its entirety by reference to the full text of these indemnification agreements, the form of which is filed as Exhibit 10.6 to this Current Report and incorporated into this Item 1.01 by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and continuing transactions with RMR LLC, SIR and others related to them. RMR LLC provides management services to both us and SIR.  RMR LLC is a subsidiary of The RMR Group Inc., or RMR Inc. Our Managing Trustees, Adam Portnoy and Barry Portnoy, are the controlling shareholders (through ABP Trust) of RMR Inc. and own (through ABP Trust) all the class A membership units of RMR LLC not owned by RMR Inc. Adam Portnoy is a managing director, president and chief executive officer of RMR Inc. and an officer of RMR LLC. Barry Portnoy is a managing director of RMR Inc. and chairman of RMR LLC. Each of our executive officers is also an officer of RMR LLC. Our Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC or its affiliates provide management services, including SIR, and Adam Portnoy serves as a managing trustee or managing director of a majority of those companies, including SIR. In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its affiliates provide management services. Our President and Chief Operating Officer also serves as the chief financial officer and treasurer of SIR.

For further information about these and other such relationships and related person transactions, and a description of risks that may arise as a result of these and other such relationships and related person transactions, please see the Prospectus, including Note 7 to our audited consolidated financial statements and Note 9 to our unaudited condensed consolidated financial statements and the sections captioned “Management’s discussion and analysis of financial condition and results of operations—Related person transactions”, “Our manager—Our Management Agreements” and “Certain relationships and related person transactions”. In addition, please see the section captioned “Risk factors” of the Prospectus for a description of risks that may arise as a result of these and other such relationships and related person transactions.

In addition, some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, SIR and other companies managed by RMR LLC and have received customary fees and commissions for those transactions. Certain of the underwriters or their affiliates are also lenders, agents, bookrunners or arrangers under our $750 million revolving credit facility.

Item 3.03.  Material Modification of the Rights of Security Holders

The information set forth under Item 5.03 below regarding the amendment and restatement of our Declaration of Trust is incorporated into this Item 3.03 by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Trustees

Effective January 11, 2018, the size of our Board of Trustees, or our Board, was increased from two to five Trustees and each of Lisa Harris Jones, Bruce M. Gans and Joseph L. Morea was elected as an Independent Trustee of us and appointed to the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of our Board. Also effective January 11, 2018, our Board was classified into three classes and our Trustees were classified as follows:

•                  the Class I Managing Trustee is Barry M. Portnoy and the Class I Independent Trustee is Lisa Harris Jones, each of whose term shall continue until our 2019 annual meeting of shareholders and until his or her successor is elected and qualified;

•                  the Class II Managing Trustee is Adam D. Portnoy and the Class II Independent Trustee is Bruce M. Gans, each of whose term shall continue until our 2020 annual meeting of shareholders and until his successor is elected and qualified; and

•                  the Class III Independent Trustee is Joseph L. Morea, whose term shall continue until our 2021 annual meeting of shareholders and until his successor is elected and qualified.

For further information about each of Lisa Harris Jones, Bruce M. Gans and Joseph L. Morea, please see the section captioned “Management—Trustees and officers” of the Prospectus, which is incorporated into this Item 5.02 by reference.

2018 Equity Compensation Plan

Effective January 17, 2018, our Board, and SIR, as our then sole shareholder, approved and adopted, the 2018 Plan.  Under the 2018 Plan, we may from time to time make awards of Common Shares to our Trustees and executive officers and other RMR LLC employees who provide services to us.  We have reserved 4,000,000 Common Shares for future issuance under the 2018 Plan, which will be administered by our compensation committee. Our two Managing Trustees who are also trustees of SIR, our President and Chief Operating Officer, who is the chief financial officer and treasurer of SIR, and our other executive officers, each of whom is an employee of RMR LLC, may from time to time receive grants of Common Shares under the 2018 Plan.

For further information about the 2018 Plan, please see the section captioned “Management—Equity Compensation Plan” of the Prospectus, which is incorporated into this Item 5.02 by reference.  The foregoing description of the 2018 Plan is not complete and is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is filed as Exhibit 10.4 to this Current Report and incorporated into this Item 5.02 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 11, 2018, we amended and restated our Declaration of Trust and Bylaws. The provisions of our Amended and Restated Declaration of Trust and our Amended and Restated Bylaws are substantially in the forms of such documents filed as Exhibits 3.1 and 3.2 to the Registration Statement and as described in the Prospectus.

The foregoing descriptions of our Amended and Restated Declaration of Trust and our Amended and Restated Bylaws are not complete and are qualified in their entirety by reference to the full text of our Amended and Restated Declaration of Trust and our Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report and incorporated into this Item 5.03 by reference.

Item 8.01.  Other Events.

Effective January 11, 2018, our Board adopted compensation arrangements for our Trustees.  A summary of our currently effective Trustee compensation arrangement is filed  as Exhibit 10.7 to this Current Report.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, AN IMPLICATION OF THE STATEMENT THAT THE UNDERWRITERS FOR THE IPO HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 3,000,000 COMMON SHARES MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART. IN FACT, WE DO NOT KNOW WHETHER THE UNDERWRITERS WILL EXERCISE THIS OPTION, OR ANY PART OF IT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN THE PROSPECTUS, IDENTIFIES OTHER IMPORTANT FACTORS THAT

COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement, dated January 11, 2018, among the Company, The RMR Group LLC and the underwriters named therein, pertaining to the issuance and sale of up to 23,000,000 of common shares of beneficial interest of the Company. (Filed herewith.)

3.1	Amended and Restated Declaration of Trust of the Company, dated January 11, 2018. (Filed herewith.)

3.2	Amended and Restated Bylaws of the Company, adopted January 11, 2018. (Filed herewith.)

4.1	Registration Rights Agreement, dated January 17, 2018, between the Company and Select Income REIT. (Filed herewith.)

10.1	Transaction Agreement, dated as of January 17, 2018, between the Company and Select Income REIT. (Filed herewith).

10.2	Business Management Agreement, dated as of January 17, 2018, between the Company and The RMR Group LLC. (Filed herewith.)

10.3	Property Management Agreement, dated as of January 17, 2018, between the Company and The RMR Group LLC. (Filed herewith.)

10.4	2018 Equity Compensation Plan. (Filed herewith.)

10.5	Form of Share Award Agreement. (Incorporated by reference to Amendment No. 3 to Registration Statement on Form S-11 of the Company, File No. 333-221708.)

10.6	Form of Indemnification Agreement. (Filed herewith.)

10.7	Summary of Trustee Compensation. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  January 18, 2018